Exhibit 10.2

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

dated as of

March 17, 2015,

among

SURGICAL CARE AFFILIATES, INC.

as the Borrower

CERTAIN SUBSIDIARIES OF

SURGICAL CARE AFFILIATES, INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	1
SECTION 1.02. Other Defined Terms	1

ARTICLE II

Pledge of Securities

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest	12
SECTION 3.02. Representations and Warranties	14
SECTION 3.03. Covenants	16
SECTION 3.04. Other Actions	19

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default	20
SECTION 4.02. Application of Proceeds	22
SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney	22

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity	23
SECTION 5.02. Contribution and Subrogation	23
SECTION 5.03. Subordination	24

i

TABLE OF CONTENTS

Page

ARTICLE VI

Miscellaneous

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims
SCHEDULE III	Intellectual Property

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Patent Security Agreement
EXHIBIT III	Form of Trademark Security Agreement
EXHIBIT IV	Form of Copyright Security Agreement

ii

PLEDGE AND SECURITY AGREEMENT dated as of March 17, 2015, among Surgical Care Affiliates, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto (collectively, “Subsidiary Loan Parties” and, individually, “Subsidiary Loan Party”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower JPMorgan Chase Bank, N.A., as Administrative Agent, each Lender and L/C Issuer from time to time party thereto and other financial institutions party thereto. The Lenders and L/C Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Loan Parties party hereto are affiliates of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce (A) the Lenders and L/C Issuers to extend such credit, (B) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (C) the Cash Management Banks to provide Cash Management Services. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including in the preliminary statement hereof) and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “Instrument” shall have the meaning defined in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account or any Instrument.

“Accounts” means, collectively, any “account” (as defined in the New York UCC), any accounts receivable, any “health-care-insurance receivable” (as defined in the New York UCC), any “payment intangible” (as defined in the New York UCC) and all other rights to payment and/or reimbursement of every kind and description, including under governmental entitlement programs.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent.

1

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party or that such third party otherwise has the right to license, and all rights of such Grantor under any such agreement.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country or any political subdivision thereof, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any similar office in any other country or any political subdivision thereof, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III and (c) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” means:

(a) any letter-of-credit rights, except to the extent constituting Supporting Obligations for any of the Collateral;

(b) any Securitization Assets;

(c) any motor vehicles and other assets subject to certificates of title;

(d) any real property that is not Material Real Property;

(e) any leasehold interests in real property;

(f) any Commercial Tort Claims for which no complaint has been filed in a court of competent jurisdiction or which has a claimed value of $5,000,000 or less;

2

(g) any Intellectual Property whose pledge would result in the forfeiture of the Grantors’ rights in such property, including any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application, provided, however, that the limitation set forth in this clause (g) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the forfeiture described in this clause (g) shall be remedied, whether by contract, change of law or otherwise, the Intellectual Property shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such Intellectual Property, or to the extent severable, to any portion thereof that does not result in the forfeiture described above;

(h) any General Intangible, Investment Property or other rights of a Grantor arising under any contract, lease, instrument, license or other document or any assets subject thereto if, but only to the extent that and so long as, the grant of a security interest therein would (x) constitute a violation or abandonment of, or render unenforceable a valid and enforceable restriction in respect of, such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include (i) negative pledges or similar undertakings in favor of a lender or other financial counterparty or (ii) restrictions created in contemplation of or in connection with the transactions contemplated hereby or by any other Loan Document), or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided, however, that (i) such right was not created in contemplation of or in connection with the transactions contemplated hereby or by any other Loan Document and (ii) the limitation set forth in this clause (h) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (h) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document, or to the extent severable, to any portion thereof that does not result in any of the conditions in (x) or (y) above;

3

(i) any assets to the extent that the pledge thereof is prohibited by law or by Contractual Obligations that are not rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity; provided that such prohibition is permitted by Section 7.09 of the Credit Agreement, is not created in contemplation of or in connection with the transactions contemplated hereby or by any other Loan Document and, at such time as the condition causing such prohibition shall be remedied, whether by contract, change of law or otherwise, the assets shall immediately cease to be Excluded Assets, and any security interest that would otherwise be granted herein shall attach immediately to such assets, or to the extent severable, to any portion of such assets to which such prohibition does not apply; and provided further that this Agreement does constitute a pledge of and security interest in, to the maximum extent permitted by such law and such Contractual Obligations, all economic rights incident or appurtenant to any such assets and in the rights to receive all distributions or other payments made or to be made to any Grantor with respect to, and proceeds, money or other consideration derived or derivable by any Grantor from or in connection with the sale, assignment or transfer of, any such assets; and

(j) any asset with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a security interest in such asset or perfection thereof is excessive in view of the benefits to be obtained by the Lenders;

provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any property sold in violation of the Loan Documents.

“Excluded Security” means

(a) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary;

(b) any Equity Interests of any Subsidiary that are not directly held by a Loan Party;

(c) any Equity Interests of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g) of the Credit Agreement;

(d) Excluded Equity Interests; and provided further that this Agreement does constitute a pledge of and security interest in, to the maximum extent permitted by such law and such Contractual Obligations, all economic rights incident or appurtenant to any such shares of stock or debt and in the rights to receive all distributions or other payments made or to be made to any Grantor with respect to, and proceeds, money or other consideration derived or derivable by any Grantor from or in connection with the sale, assignment or transfer of, any such shares of stock or debt; and

(e) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Lenders;

4

provided, however, that Excluded Securities shall not include any Proceeds, substitutions or replacements of any property sold in violation of the Loan Documents.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts or Instruments.

“Grantor” means the Borrower and each Subsidiary Loan Party.

“Intellectual Property” means, with respect to any Person, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Person, including inventions, designs, utility models, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiment or fixations thereof and applications therefor, and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits II, III and IV, respectively.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party or that such third party otherwise has the right to license, is in existence, and all rights of any Grantor under any such agreement.

5

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country in or to which such Person now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country or any political subdivision thereof, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country or any political subdivision thereof including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited liability membership interest certificates and other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“ROFR Right” means, with respect to any Equity Interest, a right of first refusal or other right to acquire such Equity Interest or other right with respect to such Equity Interest (not created in contemplation of or in connection with the transactions contemplated hereby or by any other Loan Document) resulting from (a) the pledge, sale or offer to sell such Equity Interest or (b) a change of control of the entity which has issued such Equity Interest or any entity holding, directly or indirectly, such Equity Interest.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Subsidiary Loan Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark owned by any third party or that such third party otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, company names, business names, fictitious business names trade styles, domain names, global top level domain names, other source or business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired,

6

all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, (b) all goodwill connected therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Uniform Commercial Code” shall mean the New York UCC; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment in full of the Obligations, including the Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (a) all Equity Interests directly held by it and listed on Schedule I, and any other Equity Interests of each Subsidiary and Strategic Joint Venture (as defined in the Credit Agreement but, for purposes of this Section 2.01, without giving effect to clause (ii) of the definition thereof) directly held by it or obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security (to the extent defined therein); (b) the debt securities owned by it, including those listed opposite the name of such Grantor on Schedule I, and any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (c) subject to Section 2.06, all payments of principal or interest, dividends or other distributions, whether paid or payable in cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

7

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered as promptly as practicable to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any Person (other than intercompany Indebtedness referred to in the following clause (ii)) having an aggregate principal amount in excess of $5,000,000, to be evidenced by a duly executed promissory note and (ii) any intercompany Indebtedness owed to such Grantor by the Borrower or any Subsidiary, to be evidenced by (x) a duly executed global promissory note to which the Borrower or such Subsidiary, as the case may be, is a signatory, or (y) at the option of the Grantor, a duly executed promissory note; in the case of each of clauses (i) and (ii) that is delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof; provided, however, that in the case of a global promissory note, the Grantors shall deliver such global note, duly executed, within 60 days of the Closing Date.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Grantors’ knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in

8

the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Grantors’ knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder and except as a result of ROFR Rights, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01(c), (h), (m), (v), (dd), (ee), ((ff) in respect of liens under (v) and (ee)), (hh), (kk), (ll) or (mm) of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) as permitted pursuant to Section 7.01(c), (h), (m), (v), (dd), (ee), ((ff) in respect of liens under (v) and (ee)), (hh), (kk), (ll) or (mm) in respect of liens under any of the foregoing) of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by (x) the Loan Documents, (y) securities laws generally, or laws, rules and regulations applicable to the disposition of securities, change in control or change of beneficial ownership of a regulated entity, and (z) ROFR Rights, if any, and except as described in the Perfection Certificate, (i) the Pledged Collateral is and will continue to be freely transferable and assignable, and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, to the extent such perfection is governed by the Uniform Commercial Code, and such lien is and shall be prior to any other Lien on such Pledged Securities;

9

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein; and

(i) none of the Grantors will enter into any Contractual Obligation after the Closing Date that limits the ability of any Loan Party to create, incur, assume or otherwise suffer to exist any Lien on the Equity Interests set forth on Schedule I hereto for the benefit of the Lenders with respect to the Facilities and the Obligations.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a), and such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided that the Administrative Agent shall give the Borrower prior notice of its intent to exercise such rights.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 8.01(f) of the Credit Agreement, the Administrative Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that would reasonably be expected materially and adversely to affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

10

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any non-cash (and non-cash equivalent) dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under Section 8.01(f) the Credit Agreement, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal and other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, and the Borrower has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under Section 8.01(f) of the Credit Agreement, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the

11

Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right, from time to time following and during the continuance of an Event of Default, to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06, subject to further exercise by the Administrative Agent of its rights under the first sentence of this Section 2.06(c) with respect to any subsequent Event of Default.

(d) Any notice given by the Administrative Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06: (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment in full of the Obligations, including the Guaranty, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Commercial Tort Claims with a value, individually, greater than $5,000,000, and for which a complaint has been filed in a court of competent jurisdiction, as set forth on Schedule II hereto;

(v) all Documents;

12

(vi) all Equipment;

(vii) all Fixtures;

(viii) all General Intangibles;

(ix) all Goods;

(x) all Instruments;

(xi) all Inventory;

(xii) all Investment Property;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset or any Excluded Security (to the extent defined herein); and provided further that the Security Interest shall immediately attach to, and the Article 9 Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be an Excluded Asset or Excluded Security.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent (or its designee) is authorized to file with the USPTO or the USCO (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

13

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The information set forth in the Perfection Certificate, including the legal name of each Grantor, is correct and complete (other than in respect of the legal name, in all material respects) as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights and United States exclusive Copyright Licenses) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights and United States registered exclusive Copyright Licenses, respectively, have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Administrative Agent (for the benefit of the

14

Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights and United States exclusive Copyright Licenses in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks, Copyrights and exclusive Copyright Licenses (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof, (ii) as may be required under the laws of jurisdictions outside the United States with respect to Article 9 Collateral created under such laws, and (iii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment of the Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property in which a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (2) Liens expressly permitted to have priority pursuant to Section 7.01 (other than Section 7.01(ee)) and Section 9.11(b) of the Credit Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO, (iii) any notice under the Assignment of Claims Act or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(f) Schedule II sets forth, as of the Closing Date, a true and complete list, with respect to each Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages in an amount reasonably estimated to exceed $5,000,000, including a summary description of such claim.

15

(g) Schedule III sets forth, as of the Closing Date, a true and complete list, with respect to each Grantor, of (i) all Patents that have been granted by the USPTO, (ii) all Copyrights that have been registered with the USCO, (iii) all Trademarks that have been registered with the USPTO and Trademarks for which United States registration applications are pending and (iv) all exclusive Copyright Licenses that have been registered with the USCO under which such Grantor is a licensee, in each case truly and completely specifying the name of the registered owner, title, type of mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor. In the event any updated Perfection Certificate or any Security Agreement Supplement shall set forth any Intellectual Property, Schedule III shall be deemed to be supplemented to include the reference to such Intellectual Property, in the same form as such reference is set forth on such updated Perfection Certificate or Security Agreement Supplement.

SECTION 3.03. Covenants. (a) The Borrower agrees promptly (and in any event within 45 days of such change) to notify the Administrative Agent in writing of any change in (i) legal name, (ii) the identity or type of organization or corporate structure, (iii) the jurisdiction of organization, (iv) the chief executive office or (v) the Federal Tax Identification Number or organizational identification number of any Grantor. Each Grantor agrees to promptly provide, upon reasonable request, the Administrative Agent with certified organizational documents reflecting any of the changes described in clause (i), (ii) or (iii) of the first sentence of this paragraph.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 (other than, as to priority, Section 7.01(ee)) of the Credit Agreement.

(c) Each Grantor agrees, on its own behalf, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(d) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or the other Loan Documents and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the

16

Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization (and any such payment or expense incurred shall be additional Obligations secured hereby); provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Article 9 Collateral consisting of Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(h)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents.

(e) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $5,000,000, to secure payment and performance of an Account or Instrument, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f) Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(g) If any Grantor shall at any time hold or acquire a Commercial Tort Claim with a value in excess of $5,000,000 and for which such Grantor has filed a complaint in a court of competent jurisdiction, such Grantor shall promptly notify the Administrative Agent in writing signed by such Grantor of the brief details thereof or provide the Administrative Agent with a copy of the filed complaint, and grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement pursuant to a document in form and substance reasonably satisfactory to the Administrative Agent. Such Grantor shall also update and include any such Commercial Tort Claim in Schedule II; provided that in the event any updated Perfection Certificate or any Security Agreement Supplement shall set forth any Commercial Tort Claim, Schedule II shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such updated Perfection Certificate or Security Agreement Supplement.

(h) Intellectual Property Covenants:

(i) Except to the extent failure to act would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Article 9

17

Collateral consisting of Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps (including in the USPTO, the USCO and any other governmental authority located in the United States and including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties) to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Article 9 Collateral consisting of Intellectual Property of such Grantor.

(ii) Except as would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Article 9 Collateral consisting of Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Article 9 Collateral consisting of Intellectual Property, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Article 9 Collateral consisting of Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(i) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

(j) The Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense once per fiscal year unless an Event of Default shall have occurred and be continuing, to inspect, upon reasonable prior notice and during regular business hours, the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, and to verify under reasonable procedures, in accordance with Section 6.10 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including,

18

in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.

(k) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Administrative Agent and consistent with past practices, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

(l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance in accordance with the requirements set forth in Section 6.07 of the Credit Agreement. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required pursuant to Section 6.07 of the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. Without limiting each Grantor’s obligations under Article II, if any Grantor shall at any time hold or acquire any Instruments constituting Article 9 Collateral, excluding checks, and evidencing an amount in excess of $5,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith, and in any event within 30 days, endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, in the case of any issuer other than the Borrower or its Subsidiaries, only following the occurrence of an Event of Default (about which such Grantor shall promptly notify the Administrative Agent), and, at the Administrative Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any

19

Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of such securities. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such instructions or directions to any such issuer, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to Excluded Securities.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) declare the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, Copyrights and exclusive Copyright Licenses vested in the Administrative Agent for the benefit of the Secured Parties (in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, and the Administrative Agent shall be entitled to exercise the power of attorney referred to below in Section 4.03 to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency); (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each Grantor acknowledges and agrees that the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Securities Act or any similar statute hereafter enacted analogous in purpose or effect or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential

20

purchaser) to effect such sale. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent

21

may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any Attorney Costs (if billed in a timely manner) and other expenses incurred by the Administrative Agent or any Lender to collect such deficiency. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other secured obligations.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied by the Administrative Agent (as defined in the Credit Agreement) as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction by final and nonappealable judgment) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent (as defined in the Credit Agreement) of any amounts distributed to it.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants, such grant to become automatically effective upon and during the continuance of an Event of Default, to the Administrative Agent an irrevocable, non-exclusive, royalty-free, limited license (until the

22

termination or cure of the Event of Default) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor or that such Grantor otherwise has rights to license, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and, to the extent permitted by applicable law, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of, any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. Each Grantor further agrees to cooperate with the Administrative Agent in any attempt to prosecute or maintain the Intellectual Property or sue for infringement of the Intellectual Property pursuant to such license. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same. Upon and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder as licensee to the Administrative Agent or its designee.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that, in the event any assets of any Grantor (other than the Borrower) shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an Obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (other than the Borrower) (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor (other than the Borrower) shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, and such other Grantor (the “Claiming

23

Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets (the “Indemnified Amount”), in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.12, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall (subject to Section 5.03) be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a sale of Collateral made to satisfy Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of up to the entire Indemnified Amount.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, (a) all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of the Grantors of indemnity, contribution or subrogation under applicable law or otherwise and (b) upon the occurrence and during the continuance of an Event of Default, all Indebtedness and other monetary obligations owed by any Grantor to any other Grantor, in each case shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure by any Lender, L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce, any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and under the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law,

24

except to the extent the Loan Parties have (to the extent permitted by applicable law) agreed pursuant to any Loan Document to waive or otherwise limit their rights under law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Lender, L/C Issuer or the Administrative Agent may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein or in any other Collateral Document to the extent such departure is not inconsistent with the Collateral and Guarantee Requirement or with any other limitation on the authority of the Administrative Agent set forth in the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement as if each reference therein to the Borrower were a reference to the Grantors.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the (x) gross negligence, bad faith or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee (y) a material breach of any obligations under any Loan Document by such Indemnitee or of any Affiliate, director, officer, employee or agent of such Indemnitee or (z) disputes that are solely between Indemnitees (other than, in the case of clause (z), any claims against an Indemnitee in its capacity or in fulfilling its role as an Administrative Agent, Documentation Agent, Syndication Agent, Arranger, Joint Bookrunner, Co-Manager or any similar role under this Agreement and other than any claims arising out of any act or omission by such Grantor).

25

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 20 Business Days of written demand therefor.

SECTION 6.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure to the benefit of each Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted hereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party.

SECTION 6.05. Counterparts; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one-and-the-same instrument. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery by telecopier or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or electronic transmission. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to such Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.06. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.07. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender, L/C Issuer and any of their respective Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor (on its own behalf and on behalf of each of its Subsidiaries), to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by,

26

such Lender, L/C Issuer or any of their respective Affiliates to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender, L/C Issuer and their respective Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Lender, L/C Issuer or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be (i) owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such Indebtedness or (ii) contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender, L/C Issuer or any of their respective Affiliates shall have a right to set off and apply any deposits held by, or other Indebtedness owing by, such Lender, L/C Issuer or any of their respective Affiliates to or for the credit or the account of any Subsidiary of a Loan Party that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of the Borrower. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender, each L/C Issuer and each Affiliate of any of the foregoing under this Section 6.07 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, such L/C Issuer or such Affiliate may have.

SECTION 6.08. Governing Law; Jurisdiction; Venue; Waiver Of Jury Trial; Consent To Service Of Process. (a) The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

SECTION 6.09. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 6.10. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or

27

guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 6.11. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Obligations (in each case other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder as provided in Section 9.11 of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral to any Person other than the Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries that is permitted under the Credit Agreement, or upon the effectiveness of any release of the security interest granted hereby by any Grantor in any Collateral pursuant to Section 9.11 of the Credit Agreement, the security interest granted by such Grantor in such Collateral shall be automatically released.

(d) In the event of any such termination or release, Schedules I, II and III to this Agreement shall be deemed to be modified to remove the Collateral with respect to which the Security Interest and the other security interests granted hereby have been so released.

(e) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.11, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 9.11 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Administrative Agent. The Administrative Agent shall have no liability whatsoever to any Secured Party as a result of any release of any Grantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 6.11.

(f) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledges and agrees that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

28

SECTION 6.12. Additional Grantors. Each wholly-owned Domestic Material Subsidiary of the Borrower that is required to enter in this Agreement as a Grantor pursuant to Section 6.11 of the Credit Agreement shall execute and deliver a Security Agreement Supplement and thereupon such wholly-owned Domestic Material Subsidiary shall become a Subsidiary Loan Party and Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.13. ROFR Rights. Notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not exercise any rights or remedies hereunder if and to the extent such exercise shall result in a ROFR Right unless, pursuant to Section 8.02 of the Credit Agreement, the Commitments of each Lender shall have been terminated and the unpaid principal amount of all outstanding Loans shall have been declared, or shall have automatically become, due and payable. In such event the Administrative Agent shall comply with all ROFR Rights.

SECTION 6.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of the Credit Agreement) and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 8.01(f) of the Credit Agreement, notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell,

29

assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable judgment) or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 6.15. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to agree to be bound by the provisions of Article IX of the Credit Agreement as fully as if they were set forth herein, (c) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (d) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (e) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.16. Survival of Representations and Warranties. All representations and warranties made hereunder or other document delivered pursuant hereto or in connection herewith shall be considered to have been relied upon by the Administrative Agent, the Lenders and the L/C Issuers and shall survive the execution and delivery hereof, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding, regardless of any investigation made by or on behalf of the Administrative Agent, any Lender, any L/C Issuer or any other Person and notwithstanding that the Administrative Agent, any Lender, any L/C Issuer or any other Person may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement.

30

[Signatures on following page]

31

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SURGICAL CARE AFFILIATES, INC., as the Borrower,

By:	/s/ Richard L. Sharff, Jr.
Name:	Richard L. Sharff, Jr.
Title:	Executive Vice President, General Counsel and Corporate Secretary

SURGICAL CARE AFFILIATES, LLC

SC AFFILIATES, LLC

ASC NETWORK, LLC

SURGERY CENTERS-WEST HOLDINGS, LLC

NATIONAL SURGERY CENTERS, LLC

SURGERY CENTER HOLDING, LLC

SURGICAL HEALTH, LLC

SCA SURGERY HOLDINGS, LLC

SUNSURGERY, LLC,

each as a Loan Party and Grantor,

By:	/s/ Richard L. Sharff, Jr.
Name:	Richard L. Sharff, Jr.
Title:	Vice President, Secretary and Director/Manager

[Signature Page to Pledge and Security Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Amy M. Ukena
Name:	Amy M. Ukena
Title:	Vice President

[Signature Page to Pledge and Security Agreement]

SCHEDULE I

Pledged Equity1

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Surgical Care Affiliates, LLC	NO	DE	Surgical Care Affiliates, Inc.	DE	N/A	100%
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	YES	IL	ASC Network, LLC	DE	100	100%
Medical Surgical Centers of America, Inc.	YES	DE	ASC Network, LLC	DE	1000	100%
Pasteur Plaza Surgery Center GP, Inc.***	YES	DE	ASC Network, LLC	DE	1000	100%
Pomerado Outpatient Surgical Center, Inc.	YES	CA	ASC Network, LLC	DE	1000	100%
Endoscopy Center Affiliates, Inc.***	YES	DE	National Surgery Centers, LLC	DE	1000	100%
National Surgery Centers-Santa Monica, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
Northern Rockies Surgicenter, Inc.	YES	MT	National Surgery Centers, LLC	DE	100	100%
NSC Channel Islands, LLC	NO	CA	National Surgery Centers, LLC	DE	N/A	49%
NSC Fayetteville, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
NSC Greensboro, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
NSC Greensboro West, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	49%

[1]	Excludes Surgical Care Affiliates, Inc., which is a public company.

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
NSC Lancaster, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
NSC Sarasota, Inc.	YES	DE	National Surgery Centers, LLC	DE	500	100%
NSC Seattle, Inc.	YES	WA	National Surgery Centers, LLC	DE	100	100%
NSC Upland, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
SCA California Surgical Holdings, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
SCA Holdings, Inc.	YES	CA	National Surgery Centers, LLC	DE	1000	100%
SCA Idaho Holdings, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
SCA Surgery Partners, LLC	NO	DE	National Surgery Centers, LLC	DE	N/A	100%
Trauma Surgery Affiliates, LLC	NO	TX	National Surgery Centers, LLC	DE	N/A	49%
ASC Holdings of New Jersey, LLC	NO	NJ	SC Affiliates, LLC	DE	N/A	100%
Alaska Surgery Center, Inc.	YES	AK	SC Affiliates, LLC	DE	1000	100%
Bakersfield-SC, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Camp Hill-SCA Centers, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Charlotte Surgery Properties, Ltd.	NO	NC	SC Affiliates, LLC	DE	N/A	4%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Charlotte-SC, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Gadsden Surgery Center, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Glenwood-SC, Inc.	YES	TN	SC Affiliates, LLC	DE	1000	100%
HFHS-SCA Holdings, LLC	NO	MI	SC Affiliates, LLC	DE	N/A	49%
Health Inventures, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Inland Surgery Center, L.P.	NO	CA	SC Affiliates, LLC	DE	N/A	13.0337%
Louisville-SC Properties, Inc.	YES	KY	SC Affiliates, LLC	DE	1000	100%
Marin Surgery Holdings, Inc.	YES	DE	SC Affiliates, LLC	DE	1000	100%
Maryland-SCA Centers, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Memphis Surgery Properties, LTD., L.P.	NO	TN	SC Affiliates, LLC	DE	N/A	2.9696%
Nashville-SCA Surgery Centers, Inc.	YES	TN	SC Affiliates, LLC	DE	1000	100%
Pueblo-SCA Surgery Center, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Redlands-SCA Surgery Centers, Inc.***	YES	CA	SC Affiliates, LLC	DE	1000	100%
Saint Joseph-SCA Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	49%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Salem Surgery Center, LLC	NO	OR	SC Affiliates, LLC	DE	N/A	1%
SCA Development, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA International, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA Nashville Surgery Center, LLC	NO	TN	SC Affiliates, LLC	DE	N/A	1%
SCA Pacific Holdings, Inc.	YES	CA	SC Affiliates, LLC	DE	1000	100%
SCA Premier Surgery Center of Louisville, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	49%
SCA-Albuquerque Surgery Properties, Inc.**	YES	NM	SC Affiliates, LLC	DE	1000	100%
SCA-Blue Ridge, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Central Florida, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Citrus, Inc.	YES	TN	SC Affiliates, LLC	DE	1000	100%
SCA-Colorado Springs, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Davenport, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Eugene, Inc.	YES	TN	SC Affiliates, LLC	DE	1000	100%
SCA-Florence, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA-Fort Collins, Inc.	YES	CO	SC Affiliates, LLC	DE	1000	100%
SCA-Fort Walton, Inc.	YES	TN	SC Affiliates, LLC	DE	1000	100%
SCA-Franklin, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Gainesville, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Hagerstown, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Honolulu, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Marina del Rey, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Mecklenburg Development Corp.	YES	NC	SC Affiliates, LLC	DE	1000	100%
SCA-Midwest, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Mobile, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Mt. Pleasant, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-New Jersey, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Newport Beach, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Paoli, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA-Phoenix, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Pocono, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Rockville, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-San Luis Obispo, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Sand Lake, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Santa Rosa, Inc.	YES	CA	SC Affiliates, LLC	DE	1000	100%
SCA-Shelby Development Corp.***	YES	TN	SC Affiliates, LLC	DE	1000	100%
SCA-South Jersey, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Sparta, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA-Winter Park, Inc.***	YES	TN	SC Affiliates, LLC	DE	1000	100%
Shelby Surgery Properties, Inc.***	YES	TN	SC Affiliates, LLC	DE	1000	100%
Surgery Center of Colorado Springs, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
SCA Surgery Center of Cullman, LLC***	YES	DE	SC Affiliates, LLC	DE	N/A	100%
Surgery Center of Easton, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Surgery Center of Ellicott City, Inc.	YES	DE	SC Affiliates, LLC	DE	1000	100%
Surgery Center of Lexington, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	49%
Surgery Center of Louisville, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	49%
Surgery Center of Maui, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Surgery Center of Muskogee, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Surgery Center of Spokane, LLC**	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Surgery Center of Summerlin, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	100%
Surgical Center of South Jersey, Limited Partnership	NO	NJ	SC Affiliates, LLC	DE	N/A	0.73%
THR-SCA Holdings, LLC	NO	TX	SC Affiliates, LLC[2]	DE	N/A	49%
Virtua-SCA Holdings, LLC	NO	NJ	SC Affiliates, LLC	DE	N/A	49%
Mississippi Surgery Holdings, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
SCA Holding Company, Inc.	YES	DE	SCA Surgery Holdings, LLC	DE	1000	100%

[2]	THR-SCA Holdings, LLC is a variable interest entity (“VIE”) and is currently owned 100% by Texas Health Resources, a Texas non-profit corporation. Grantor, SC Affiliates, LLC, holds a promissory note that is convertible to a 49% equity ownership interest in THR-SCA Holdings, LLC at Grantor’s sole option.

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA Specialists of Florida, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
SCA-Alliance, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
SCA-Charleston, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
SCA-Illinois, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
SCA-Wilson, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
Surgical Hospital Holdings of Oklahoma, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
West Coast Endoscopy Holdings, LLC	NO	DE	SCA Surgery Holdings, LLC	DE	N/A	100%
ASC Connecticut Holdings, LLC**	NO	DE	SunSurgery, LLC	DE	N/A	100%
Grossmont Surgery Center, L.P.	NO	CA	SunSurgery, LLC	DE	N/A	1%
Hartford Surgery Center, LLC	NO	DE	SunSurgery, LLC	DE	N/A	91%
SCA Danbury Surgical Center, LLC	NO	DE	SunSurgery, LLC	DE	N/A	100%
Surgery Center of Fairfield County, LLC	NO	DE	SunSurgery, LLC	DE	N/A	40.1933%
B.R.A.S.S. Partnership in Commendam	NO	LA	Surgery Center Holding, LLC	DE	N/A	65.94%
Birmingham Outpatient Surgical Center, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Blackstone Valley Surgicare Acquisition, L.P.	NO	RI	Surgery Center Holding, LLC	DE	N/A	1%
Blackstone Valley Surgicare GP, LLC	NO	RI	Surgery Center Holding, LLC	DE	N/A	100%
Northwest Surgicare, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
SCA Pennsylvania Holdings, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
SCA Surgicare of Laguna Hills, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
St. Cloud Surgical Center, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgery Center of Des Moines, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgery Center of Southern Pines, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Belleville, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Jackson, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Joliet, Inc.	YES	IL	Surgery Center Holding, LLC	DE	1000	100%
Surgicare of Minneapolis, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Mobile, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Oceanside, Inc.	YES	CA	Surgery Center Holding, LLC	DE	1000	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Surgicare of Owensboro, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicare of Salem, LLC	NO	DE	Surgery Center Holding, LLC	DE	N/A	100%
Surgicenters of Southern California, Inc.	YES	CA	Surgery Center Holding, LLC	DE	40,000	100%
Waco Outpatient Surgical Center, Inc.**	YES	TX	Surgery Center Holding, LLC	DE	1000	100%
Wayland Square Surgicare Acquisition, L.P.**	NO	RI	Surgery Center Holding, LLC	DE	N/A	1%
Wayland Square Surgicare GP, Inc.**	YES	RI	Surgery Center Holding, LLC	DE	1000	100%
ASC Operators, LLC	NO	CA	Surgery Centers-West Holdings, LLC	DE	N/A	49%
Auburn Surgical Center, L.P.	NO	CA	Surgery Centers-West Holdings, LLC	DE	N/A	13.09%
Fort Sutter Medical Building, a California Limited Partnership	NO	CA	Surgery Centers-West Holdings, LLC	DE	N/A	4.5%
Golden Triangle Surgicenter, L.P.	NO	CA	Surgery Centers-West Holdings, LLC	DE	N/A	67.5%
SCA Salt Lake Surgical Center, Inc.***	YES	DE	Surgery Centers-West Holdings, LLC	DE	1000	100%
Surgicare of La Veta, Inc.	YES	CA	Surgery Centers-West Holdings, LLC	DE	1000	100%
Wauwatosa Outpatient Surgery Center, LLC	NO	DE	Surgery Centers-West Holdings, LLC	DE	N/A	100%
ASC Network, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
Connecticut Surgical Center, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
eCode Solutions, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
National Surgery Centers, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
SC Affiliates, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
SCA Capital, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
SCA Surgery Holdings, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
SunSurgery, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgery Center Holding, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgery Centers-West Holdings, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgical Care Affiliates Political Action Committee	NO	AL	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgical Center of Tuscaloosa Holdings, LLC	YES	AL	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgical Health, LLC	NO	DE	Surgical Care Affiliates, LLC	DE	N/A	100%
Surgical Holdings, Inc.	YES	DE	Surgical Care Affiliates, LLC	DE	100	100%
SCA of Clarksville, Inc.	YES	TN	Surgical Health, LLC	DE	1000	100%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SHC Atlanta, LLC	NO	DE	Surgical Health, LLC	DE	N/A	100%
SHC Austin, Inc.	YES	GA	Surgical Health, LLC	DE	1000	100%
SHC Hawthorn, Inc.	YES	GA	Surgical Health, LLC	DE	1000	100%
SHC Melbourne, Inc.***	YES	GA	Surgical Health, LLC	DE	1000	100%
South County Outpatient Management, LLC	NO	DE	Surgical Health, LLC	DE	N/A	100%
Specialized Surgery of Houston, Inc.	YES	TN	Surgical Health, LLC	DE	1000	100%
Surgery Center of Boca Raton, Inc.	YES	FL	Surgical Health, LLC	DE	1000	100%
Surgery Center of Vero Beach, Inc.	YES	TN	Surgical Health, LLC	DE	1000	100%
Surgical Health of Orlando, Inc.***	YES	FL	Surgical Health, LLC	DE	500	100%
Treasure Valley Hospital Limited Partnership	NO	ID	Surgical Health, LLC	DE	N/A	40.375%
UCSD Ambulatory Surgery Center, LLC	NO	DE	Surgical Health, LLC	DE	N/A	20%
SCA BOSC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA EHSC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%
SCA EWASC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%
SCA IEC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA Indiana Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%
SCA ROCS Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%
SCA SSC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%

SCHEDULE I

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction Shareholder	No. of Shares	Percentage Ownership
SCA SSSC Holdings, LLC	NO	DE	SC Affiliates, LLC	DE	N/A	25%
			SunSurgery, LLC	DE	N/A	25%
			Surgery Center Holding, LLC	DE	N/A	25%
			National Surgery Centers, LLC	DE	N/A	25%

*	Entity to be converted to a limited liability company in accordance with Sections 6.05 and 7.04(b)(ii) of the Credit Agreement.
**	Entity intended to be dissolved in accordance with Sections 6.05 and 7.04(b)(ii) of the Credit Agreement.
***	Entity is on the Excluded List. Unable to pledge due to restrictions set forth in such entity’s subsidiary’s organizational documents.

SCHEDULE I

Pledged Debt

The following represents all Intercompany Debt in excess of $1,000,000 individually:

	Facility #	Maker/Debtor Entity Name	Holder/Creditor Entity Name	Date(s) of Inter- company lndebtedness	Date of Security Agreement	Amount Outstanding 2/28/2015
1.	50046	Austin Center for Outpatient Surgery, L.P.	Surgical Care Affiliates, LLC	3/5/2009; Amended and Restated 10/16/2009; Amended & Restated 11/5/2013	3/5/2009	$1,205,926.40
2.	50108	SCA Nashville Surgery Center, L.L.C.	Surgical Care Affiliates, LLC	02/06/07	Deed of Trust: 2/2/07	$1,036,371.24
3.	50140	Gainesville Surgery Center, L.P.	Surgical Care Affiliates, LLC	06/30/03	09/07/06	$1,434,506.70
4.	50226	St. Cloud Outpatient Surgery, Ltd., a Minnesota Limited Partnership	Surgical Care Affiliates, LLC	12/07/05	12/7/05	$1,985,822.07
5.	50241	Joliet Surgery Center Limited Partnership	Surgical Care Affiliates, LLC	3/30/09	3/30/09	$1,521,666.67
6.	95356	THR-SCA Holdings, LLC	SC Affiliates, LLC	10/1/2012	N/A	$24,322,819.53

SCHEDULE II

Commercial Tort Claims

NONE

SCHEDULE III

United States Patents and Patent Applications

U.S. Patent Applications

	Grantor/Registered Owner	Type	Application Number	Filing Date
1.	NONE

U.S. Patent Registrations

	Grantor/Registered Owner	Type	Registration Number	Expiration Date
1.	NONE

United States Trademarks, Service Marks and Trademark Applications

	Grantor/Registered Owner	Trademark or Service Mark	Registration or Application No. and Jurisdiction	Date of Filing or Expiration	Status

1.	Surgical Care Affiliates, LLC	SCA SURGICAL CARE AFFILIATES	85/469047 (USPTO)	Date of Filing: 11/10/2011 10 year expiration	Reg. No. 4,171,201 Registered 7/10/2012 Int. Cl.: 44

2.	Surgical Care Affiliates, LLC	S4	85/469052 (USPTO)	Date of filing: 11/10/2011 10 year expiration	Reg. No. 4,278,194 Registered 1/22/2013 Int. Cl.: 9

SCHEDULE III

	Grantor/Registered Owner	Trademark or Service Mark	Registration or Application No. and Jurisdiction	Date of Filing or Expiration	Status

3.	Surgical Care Affiliates, LLC	BUY RIGHT	85/469065 (USPTO)	Date of filing: 11/10/2011 10 year expiration	Reg. No. 4,278,196 Registered 1/22/2013 Int. Cl.: 9

4.	Surgical Care Affiliates, LLC	PURCHASING SIMPLIFIED	85/469058 (USPTO)	Date of filing: 11/10/2011 10 year expiration	Reg. No. 4,278,195 Registered 1/22/2013 Int. Cl.: 9

5.	Surgical Care Affiliates, LLC	ECOSYSTEM	85/813884 (USPTO)	Date of Filing: 1/2/2013 10 year expiration	Reg. No. 4,391,437 Registered 8/27/2013 Int. Cl.: 9

6.	Surgical Care Affiliates, LLC	CLINICAL FIRST	85/813939 (USPTO)	Date of filing: 1/2/2013 10 year expiration	Reg. No. 4,493,546 Registered 3/11/2014

SCHEDULE III

	Grantor/Registered Owner	Trademark or Service Mark	Registration or Application No. and Jurisdiction	Date of Filing or Expiration	Status

7.	Surgical Care Affiliates, LLC	MDETECTIVE	85/813909 (USPTO)	Date of filing: 1/2/2013 10 year expiration	Reg. No. 4,490,360 Registered 3/4/2014

8.	Surgical Care Affiliates, LLC	SCA INSIGHT	86/371274 (USPTO)	8/19/2014	Application Pending

9.	Surgical Care Affiliates, LLC	PRACTICING THE ART OF MEDICINE	86/416694 (USPTO)	10/7/2014	Application Pending

United States Copyrights, Copyright Applications and Copyright Licenses

U.S. Copyright Applications

	Grantor/Registered Owner	Title	Filing Date	Application Number
1.	NONE

U.S. Copyright Registrations

	Grantor/Registered Owner	Title	Expiration Date	Registration Number
1.	NONE

SCHEDULE III

U.S. Exclusive Copyright Licenses

	Grantor/Licensee	Licensor	Title	Expiration Date	Copyright No.
1.	NONE

EXHIBIT I

SUPPLEMENT NO.     dated as of [            ] (this “Supplement”), to the Pledge and Security Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among SURGICAL CARE AFFILIATES, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, each Lender and L/C Issuer from time to time party thereto and other financial institutions party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce (i) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (ii) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (iii) the Cash Management Banks to provide Cash Management Services. Section 6.12 of the Security Agreement provides that additional wholly-owned Domestic Material Subsidiaries of the Borrower may become Subsidiary Loan Parties and Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party and Grantor under the Security Agreement in order to induce (A) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (B) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (C) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.12 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Loan Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Loan Party and Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the

EXH-1

Security Agreement) of the New Subsidiary. Each reference to a “Loan Party”, “Subsidiary Loan Party” or “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary; (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, the location of its chief executive office and its organizational identification number; (c) set forth on Schedule II attached hereto is a true and complete list of (i) all the Pledged Equity owned by the New Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity owned by the New Subsidiary and (ii) all the Pledged Debt owned by the New Subsidiary; (d) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Patents that have been granted by the USPTO, (ii) all Copyrights that have been registered with the USCO, (iii) all Trademarks that have been registered with the USPTO and Trademarks for which United States registration applications are pending and (iv) all exclusive Copyright Licenses that have been registered with the USCO under which such Grantor is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor; and (e) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages reasonably estimated to exceed $5,000,000, including a summary description of such claim. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EXH-2

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

EXH-3

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Organizational Identification Number:
Address Of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Security Agreement Supplement]

EXH-4

Schedule I to

Supplement No.         to

Pledge and Security Agreement

LOCATION OF COLLATERAL

Description	Location

EXH-5

Schedule II to

Supplement No.         to

Pledge and Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

EXH-6

Schedule III to

Supplement No.         to

Pledge and Security Agreement

UNITED STATES PATENTS AND PATENT APPLICATIONS

U.S. Patent Registrations1

Grantor/Registered Owner	Type	Expiration Date	Registration No.

U.S. Patent Applications2

Grantor/Registered Owner	Type	Filing Date	Application No.

UNITED STATES COPYRIGHTS, COPYRIGHT APPLICATIONS AND COPYRIGHT

LICENSES

U.S. Copyright Registrations3

Grantor/Registered Owner	Title	Expiration Date	Copyright No.

[1]	List in numerical order by Registration No.
[2]	List in numerical order by Application No.
[3]	List in numerical order by Copyright No.

EXH-7

U.S. Copyright Applications4

Grantor/Registered Owner	Title	Filing Date	Application No.

U.S. Exclusive Copyright Licenses5

Grantor/Licensee	Licensor	Title	Expiration Date	Copyright No.

UNITED STATES TRADEMARKS, SERVICE MARKS AND TRADEMARK

APPLICATIONS

U.S. Trademark Registrations6

Grantor/Registered Owner	Trademark or Service Mark	Expiration Date	Registration No. and Jurisdiction

U.S. Trademark Applications7

Grantor/Registered Owner	Trademark or Service Mark Application	Filing Date	Application No. and Jurisdiction

[4]	List in numerical order by Application No.
[5]	List in numerical order by Copyright No.
[6]	List in numerical order by Registration No.
[7]	List in numerical order by Application No.

EXH-8

Schedule IV to

Supplement No.          to

Pledge and Security Agreement

COMMERCIAL TORT CLAIMS

EXH-9

Exhibit II

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [            ], (this “Agreement”) among SURGICAL CARE AFFILIATES, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Secured Parties.

Reference is made to the Pledge and Security Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, each Lender and L/C Issuer from time to time party thereto and other financial institutions party thereto. The Lenders and L/C Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce (A) the Lenders and L/C Issuers to extend such credit, (B) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (C) the Cash Management Banks to provide Cash Management Services. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

All letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country or any political subdivision thereof, in or to which any Grantor now or hereafter has any right, title or

EXH-10

interest therein, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country or any political subdivision thereof, including those listed on Schedule I, and all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may reasonably request, at the cost and expense of such Grantor, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory payment of the Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the Administrative Agent shall, at such Grantor’s cost and expense, reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction, including the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower and the Subsidiaries party hereto jointly and severally represent and warrant to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

Section 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed

EXH-11

counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on following page]

EXH-12

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SURGICAL CARE AFFILIATES, INC., as the Borrower,

By:

Name:
Title:

[SUBSIDIARY LOAN PARTIES], each as a Loan Party and Grantor

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:

EXH-13

Schedule I to

Patent Security Agreement

Short Particulars of U.S. Patent Collateral

EXH-14

Exhibit III

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [            ] (this “Agreement”), among SURGICAL CARE AFFILIATES, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Secured Parties.

Reference is made to the Pledge and Security Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, each Lender and L/C Issuer from time to time party thereto and other financial institutions party thereto. The Lenders and L/C Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce (A) the Lenders and L/C Issuers to extend such credit, (B) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (C) the Cash Management Banks to provide Cash Management Services. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, company names, business names, fictitious business names, trade styles, domain names, global top level domain names, other source or business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and

EXH-15

recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, and all common law rights related thereto, including those listed on Schedule I, (b) all goodwill connected therewith or symbolized thereby and (c) all other assets, rights, and interests that uniquely reflect or embody such goodwill.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may reasonably request, at the cost and expense of such Grantor, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory payment of the Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the Administrative Agent shall, at such Grantor’s cost and expense, reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction, including the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower and the Subsidiaries party hereto jointly and severally represent and warrant to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

Section 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

EXH-16

[Signatures on following page]

EXH-17

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SURGICAL CARE AFFILIATES, INC., as the Borrower,

By:

Name:
Title:

[SUBSIDIARY LOAN PARTIES], each as a Loan Party and Grantor

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:

EXH-18

Schedule I to

Trademark Security Agreement

United States Trademarks, Service Marks and Trademark Applications

Grantor	Trademark or Service Mark	Date Granted	Registration No. and Jurisdiction

Grantor	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction

EXH-19

Exhibit IV

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [            ] (this “Agreement”), among SURGICAL CARE AFFILIATES, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Secured Parties.

Reference is made to the Pledge and Security Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of March 17, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, each Lender and L/C Issuer from time to time party thereto and other financial institutions party thereto. The Lenders and L/C Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce (A) the Lenders and L/C Issuers to extend such credit, (B) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (C) the Cash Management Banks to provide Cash Management Services. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country or any political subdivision thereof, including registrations, recordings, supplemental registrations and pending applications for registration in the

EXH-20

USCO or any similar office in any other country or any political subdivision thereof, including those listed on Schedule I, and (iii) any other adjacent or other rights related or appurtenant to the foregoing, including moral rights; and

(b) all exclusive Copyright Licenses under which any Grantor is a licensee, including those listed on Schedule I.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may reasonably request, at the cost and expense of such Grantor, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory payment of the Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the Administrative Agent shall, at such Grantor’s cost and expense, reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction, including the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower and the Subsidiaries party hereto jointly and severally represent and warrant to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

Section 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

EXH-21

[Signatures on following page]

EXH-22

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SURGICAL CARE AFFILIATES, INC., as the Borrower,

By:
Name:
Title:

[SUBSIDIARY LOAN PARTIES], each as a Loan Party and Grantor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title::

EXH-23

Schedule I to

Copyright Security Agreement

Short Particulars of U.S. Copyright Collateral

EXH-24